Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS THIRD QUARTER 2016 REVENUES OF $6.6 MILLION; ADJUSTED EBITDA OF $.2 MILLION; NET LOSS OF $1.9 MILLION

Bookings Improve to $3.2 Million in the Third Quarter

Atlanta, GA — December 7, 2016 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of the Looking Glass® platform of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises in the new value-based world today announced financial results for the third quarter of fiscal 2016, which ended October 31, 2016.

Revenues for the three-month period ended October 31, 2016 were $6.6 million, down approximately 10% compared to $7.4 million in Q2 2016, but up approximately 4% when excluding the $1 million in perpetual license revenue in that quarter.  Revenue was down approximately 7% as compared to $7.2 million in the same quarter year ago. Recurring revenue comprised 84% of total revenue in the quarter.

Adjusted EBITDA for the third quarter 2016 was approximately $.2 million, down from $1.6 million in Q2 2016, and $1.7 million in Q3 2015 due primarily to the acquisition of Opportune IT during the quarter and the many attendant one-time costs that were associated with the transaction.  Net loss for the third quarter of 2016 was $1.9 million.

“Our third quarter financial performance, although down from Q2 2016 levels, was as expected given that we did not close a perpetual license revenue contract in the quarter as we had in the previous quarter.  Additionally, along with the incremental expense from the Opportune IT acquisition, we made additional investments to accelerate the roadmap of the acquired technologies, which also impacted our Adjusted EBITDA performance,” stated David Sides, President and Chief Executive Officer, Streamline Health.  “However, we are very excited about the opportunities for growth both with our new Coding Audit Services and the benefits of integrating our existing coding technology with the new software.  Additionally, as we had projected, our bookings improved substantially over the first half of this year as many of the investments in sales have started to gain traction.”

Highlights for the third quarter ended October 31, 2016 included:

•                  Revenue for the third quarter 2016 was $6.6 million;

•                  Adjusted EBITDA for the third quarter 2016 was $.2 million;

•                  Net loss for the third quarter 2016 was $1.9 million;

•                  New sales bookings for the quarter were $3.2 million; and

•                  Backlog at the end of the quarter was $54.9 million.

Conference Call Information

The Company will conduct a conference call to review the results on Wednesday, December 7, 2016 at 5:00 PM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 888-256-1030 and then entering passcode 3605504.

A replay of the conference call will be available from Wednesday, December 7, 2016 at 8:00 PM ET to Monday, December 12, 2016 at 8:00 PM ET by dialing 888-203-1112 and entering passcode 3605504.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) before net interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, transaction expenses and other expenses that do not relate to Streamline Health’s core operations. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — actionable insights that support revenue cycle optimization for healthcare enterprises.   Our Looking Glass® platform delivers integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2016	2015	2016	2015
Revenues:
Systems sales	$314,218	$327,493	$2,190,256	$2,567,710
Professional services	865,308	621,547	2,104,003	1,631,878
Maintenance and support	3,749,596	4,034,481	11,237,637	11,315,664
Software as a service	1,706,366	2,171,548	5,144,876	6,428,358
Total revenues	6,635,488	7,155,069	20,676,772	21,943,610

Operating expenses:
Cost of systems sales	663,148	695,824	2,080,263	2,117,409
Cost of professional services	1,318,933	829,964	2,486,721	2,249,029
Cost of maintenance and support	790,291	766,594	2,483,462	2,297,772
Cost of software as a service	450,695	611,158	1,390,308	2,052,758
Selling, general and administrative	3,212,350	2,351,082	10,153,140	10,636,370
Research and development	1,969,415	2,258,092	5,800,169	6,715,641
Total operating expenses	8,404,832	7,512,714	24,394,063	26,068,979
Operating loss	(1,769,344)	(357,645)	(3,717,291)	(4,125,369)
Other expense (income):
Interest expense	(98,871)	(206,286)	(380,897)	(698,402)
Miscellaneous income (expenses)	(60,555)	110,383	(39,089)	1,939,543
Loss before income taxes	(1,928,770)	(453,548)	(4,137,277)	(2,884,228)
Income tax benefit (expense)	(1,702)	(3,113)	(5,104)	(2,645)
Net loss	$(1,930,472)	$(456,661)	$(4,142,381)	$(2,886,873)
Less: deemed dividends on Series A Preferred Shares	(72,710)	(346,339)	(875,935)	(967,014)
Net loss attributable to common shareholders	$(2,003,182)	$(803,000)	$(5,018,316)	$(3,853,887)
Basic net loss per common share	$(0.10)	$(0.04)	$(0.26)	$(0.21)
Number of shares used in basic per common share computation	19,645,521	18,746,632	19,477,538	18,658,626
Diluted net loss per common share	$(0.10)	$(0.04)	$(0.26)	$(0.21)
Number of shares used in diluted per common share computation	19,645,521	18,746,632	19,477,538	18,658,626

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	October 31, 2016	January 31, 2016

Current assets:
Cash and cash equivalents	$2,540,462	$9,882,136
Accounts receivable, net of allowance for doubtful accounts of $214,117 and $155,407, respectively	2,956,880	4,199,315
Contract receivables	360,876	119,697
Prepaid hardware and third-party software for future delivery	5,858	5,858
Prepaid client maintenance contracts	710,395	956,913
Other prepaid assets	925,992	941,532
Other current assets	18,323	97,986
Total current assets	7,518,786	16,203,437

Non-current assets:
Property and equipment:
Computer equipment	3,128,865	2,647,135
Computer software	827,642	801,895
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	729,348
	5,369,298	4,861,821
Accumulated depreciation and amortization	(3,266,162)	(2,407,746)
Property and equipment, net	2,103,136	2,454,075

Contract receivables, less current portion	—	8,711
Capitalized software development costs, net of accumulated amortization of $17,066,321 and $14,919,948, respectively	5,835,305	6,123,638
Intangible assets, net of accumulated amortization of $5,648,013 and $4,671,675, respectively	7,726,910	8,155,325
Deferred financing costs, net of accumulated amortization of zero and $84,531, respectively	—	270,147
Goodwill	16,184,667	16,184,667
Other	779,726	746,018
Total non-current assets	32,629,744	33,942,581
	$40,148,530	$50,146,018

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	October 31, 2016	January 31, 2016

Current liabilities:
Accounts payable	$1,089,276	$1,136,779
Accrued compensation	660,244	935,324
Accrued other expenses	175,713	328,551
Current portion of long-term debt	842,258	673,807
Deferred revenues	7,076,812	10,447,280
Current portion of capital lease obligation	124,630	592,642
Total current liabilities	9,968,933	14,114,383

Non-current liabilities:
Term loans	5,232,064	7,861,084
Warrants liability	168,238	205,113
Royalty liability	2,385,315	2,291,888
Lease incentive liability	352,545	369,406
Capital lease obligation	—	93,257
Deferred revenues, less current portion	789,574	1,212,709
Total non-current liabilities	8,927,736	12,033,457
Total liabilities	18,896,669	26,147,840

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of zero and $875,935, respectively	8,849,985	7,974,050

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 19,684,284 and 18,783,540 shares issued and outstanding, respectively	196,843	187,836
Additional paid in capital	80,211,699	79,700,577
Accumulated deficit	(68,006,666)	(63,864,285)
Total stockholders’ equity	12,401,876	16,024,128
	$40,148,530	$50,146,018

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended October 31
	2016	2015
Operating activities:
Net loss	$(4,142,381)	$(2,886,873)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	895,438	930,508
Amortization of capitalized software development costs	2,146,374	2,332,237
Amortization of intangible assets	976,338	1,011,690
Amortization of other deferred costs	192,947	142,764
Valuation adjustment for warrants liability	(36,875)	(1,558,466)
Share-based compensation expense	1,342,513	1,858,588
Other valuation adjustments	120,912	206,712
Loss on disposal of property and equipment	567	92,448
Gain on early extinguishment of lease liability	—	(33,059)
Provision for accounts receivable	136,693	11,488
Deferred tax benefit	—	(9,574)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts and contract receivables	1,679,810	3,569,941
Other assets	130,875	411,665
Accounts payable	(78,320)	(1,505,462)
Accrued expenses	(814,707)	(63,498)
Deferred revenues	(3,793,603)	(557,179)
Net cash (used in) provided by operating activities	(1,243,419)	3,953,930

Investing activities:
Purchases of property and equipment	(501,148)	(243,283)
Capitalization of software development costs	(1,420,678)	—
Payment for acquisition, net of cash received	(1,400,000)	—
Net cash used in investing activities	(3,321,826)	(243,283)

Financing activities:
Principal repayments on term loan	(2,243,624)	(1,352,807)
Principal payments on capital lease obligation	(535,896)	(602,394)
Recovery of deferred financing costs	—	2,111
Proceeds from exercise of stock options and stock purchase plan	14,793	225,579
Payments related to settlement of employee shared-based awards	(11,702)	—
Net cash used in financing activities	(2,776,429)	(1,727,511)
Decrease in cash and cash equivalents	(7,341,674)	1,983,136
Cash and cash equivalents at beginning of period	9,882,136	6,522,600
Cash and cash equivalents at end of period	$2,540,462	$8,505,736

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	October 31, 2016	January 31, 2016	October 31, 2015
Streamline Health Software Licenses	$15,551,000	$21,586,000	$21,533,000
Third Party Hardware and Software	200,000	200,000	200,000
Professional Services	6,822,000	5,803,000	5,951,000
Maintenance and Support	19,413,000	23,292,000	21,057,000
Software as a Service	12,929,000	16,264,000	18,738,000
Total	$54,915,000	$67,146,000	$67,479,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	October 31, 2016
	Value	% of Total Bookings
Streamline Health Software licenses	$21,000	1%
Software as a service	0	0%
Maintenance and support	3,000	0%
Professional services	3,116,000	99%
Hardware & third party software	21,000	1%
Total bookings	$3,161,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

	Three Months Ended,		Nine Months Ended,
Adjusted EBITDA Reconciliation	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Net loss	$(1,930)	$(457)	$(4,142)	$(2,887)
Interest expense	99	206	381	698
Income tax expense	2	3	5	3
Depreciation	265	305	895	931
Amortization of capitalized software development costs	720	774	2,146	2,332
Amortization of intangible assets	325	337	976	1,012
Amortization of other costs	60	41	140	90
EBITDA	(459)	1,209	401	2,179
Share-based compensation expense	433	575	1,343	1,859
Loss on disposal of fixed assets	—	58	1	92
Associate severances and other costs relating to transactions or corporate restructuring	89	—	199	206
Non-cash valuation adjustments to assets and liabilities	62	(178)	84	(1,352)
Transaction related professional fees, advisory fees and other internal direct costs	103	34	358	53
Other non-recurring income	—	—	—	(750)
Adjusted EBITDA	$228	$1,698	$2,386	$2,287
Adjusted EBITDA Margin(1)	3%	24%	12%	10%
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.10)	$(0.04)	$(0.26)	$(0.21)
Adjusted EBITDA per adjusted diluted share (2)	$0.01	$0.08	$0.10	$0.11

Diluted weighted average shares	19,645,521	18,746,632	19,477,538	18,658,626
Includable incremental shares — adjusted EBITDA (3)	3,340,390	2,234,344	3,322,710	2,493,843
Adjusted diluted shares	22,985,911	20,980,976	22,800,248	21,152,469

(1)         Adjusted EBITDA as a percentage of GAAP revenues

(2)         Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(3)         The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.